UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 30, 2006

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	1-6300 (Commission File Number)	23-6216339 (IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania (Address of Principal Executive Offices)	19102 (Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 30, 2006, we received a letter from the Non-QTIP Marital Trust Under Will of Richard I. Rubin (the “Marital Trust”), of which Ronald Rubin, our chairman and chief executive officer, and George Rubin, our vice chairman, are among the beneficiaries and trustees.

The letter stated that the financial advisor of the Marital Trust has advised that, for estate tax purposes and diversification, it is in the Marital Trust’s best interests to sell up to 180,000 shares of beneficial interest, par value $1.00 per share. The sales by the Marital Trust will be publicly disclosed through appropriate filings by Ronald Rubin and George Rubin with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
Date: September 1, 2006	By:	/s/ Edward A. Glickman

Edward A. Glickman President and Chief Operating Officer